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                                                                    Exhibit 99.2

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                       INVERNESS MEDICAL INNOVATIONS, INC.

         INVERNESS MEDICAL INNOVATIONS, INC., a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority conferred by
Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation," which term includes this Certificate of Designation, Preferences and Rights) and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation on November 16, 2001 adopted a resolution authorizing the creation of a series of Preferred Stock, $0.001 par value per share, of the Corporation ("Preferred Stock") designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), such series to consist of Two Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (2,666,667) shares, and to have voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as follows:

1.       DIVIDENDS.

         (a) The holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends at the rate per annum of $2.10 per share (the "Accruing Dividends"); provided, however, that Accruing Dividends shall only accrue on trading days on which the Market Price (as hereinafter defined) is less than $15.00. With respect to each quarterly period ending after the Series A Original Issue Date (as hereinafter defined), the amount of the Accruing Dividends on each share of Series A Preferred Stock shall be calculated by multiplying $0.525 by a fraction, (i) the numerator of which shall be the number of trading days in such quarterly period on which the Series A Preferred Stock was outstanding and the Market Price was less than $15.00 and (ii) the denominator of which shall be the total number of trading days in such quarterly period. The Accruing Dividends shall accrue whether or not earned or declared, and shall be cumulative.

         (b) The Accruing Dividends may, at the Corporation's option, be paid in cash or in shares of the Corporation's common stock, $0.001 par value per share ("Common Stock"), provided, however, that until the second anniversary of the Series A Original Issue Date, the Accruing Dividends shall be paid only in Common Stock. The number of shares of Common Stock issuable to each holder of Series A Preferred Stock in payment of any Accruing Dividend shall be equal to the aggregate amount of the Accruing Dividend then payable to such holder divided by the greater of (i) $15.00 or (ii) the average Market Price during the thirty (30) trading day period immediately preceding the date such Accruing Dividend is declared. No fractional

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shares of Common Stock shall be issued in payment of any Accruing Dividend. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the greater of (i) $15.00 or (ii) the average Market Price during the thirty (30) trading day period immediately preceding the date such Accruing Dividend is declared.

2.       LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN CHANGES OF CONTROL.

         (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $30.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any accrued but unpaid Accruing Dividends pursuant to Section 1 and plus any dividends declared but unpaid thereon (the "Liquidation Amount"). If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         (b) After the payment of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

         (c) Any transaction or series of related transactions resulting in (i) the members of the Board of Directors of the Corporation immediately prior to the commencement of such transaction or series of transactions constituting 50% or less of the Board of Directors of the Corporation (or the board of directors of the surviving or acquiring corporation) immediately following the consummation of such transaction or series of transactions, or (ii) sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation of the Corporation for purposes of this Section 2, and the agreement or plan of merger or consolidation with respect to such transaction or series of transactions shall provide that the consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above; provided, however, that in the event of such a transaction or series of transactions consummated prior to the second anniversary of the Series A Original Issue Date, the Liquidation Amount shall be increased by an amount equal to $10.50 per share (subject to appropriate adjustment in the event of any stock dividend,


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stock split, combination or other similar recapitalization affecting the Series
A Preferred Stock). The amount deemed distributed to the holders of Series A Preferred Stock upon any such transaction or series of transactions shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

3.       VOTING.

         (a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are then convertible, as adjusted from time to time pursuant to Section 4 hereof, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsections 3(b) and 3(c) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

         (b) In addition to any other rights provided by law, for so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred
Stock:

                  (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws, but only to the extent that the terms and conditions of the Series A Preferred Stock are adversely affected thereby, including without limitation any adverse change to the powers, preferences, rights, qualifications, limitations or restrictions of the Series A Preferred Stock or an increase or decrease in the total number of authorized or issued shares of Series A Preferred Stock;

                  (ii) authorize or designate any class or series of capital stock having rights on liquidation or as to distributions (including dividends) senior to the Series A Preferred Stock; or

                  (iii) enter into any material transaction with any person or entity that controls, is controlled by, or is under common control with the Corporation (other than a wholly owned subsidiary of the Corporation) unless such transaction is negotiated on an arms' length basis.

         (c) ELECTION OF DIRECTORS. In the event that the holders of Series A Preferred Stock who are not (i) officers or directors of the Corporation, (ii) parents, siblings or issue of an officer or director of the Corporation or (iii) entities that are controlled by an officer or director of the Corporation ("Outside Investors") hold at least 5% of the issued and outstanding Common Stock (assuming, for purposes of this sentence, that all outstanding Series A Preferred Stock and all other outstanding Convertible Securities and Options (as hereinafter defined) have been fully converted into, or exercised for, Common Stock), the Outside Investors, voting as a separate class, shall be entitled to elect one member of the Board of Directors. Notwithstanding the


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foregoing, however, if the number of members constituting the full Board of
Directors exceeds twelve (12), the number of Directors to be elected by the Outside Investors shall equal the number of members constituting the full Board of Directors multiplied by the percentage of the issued and outstanding Common Stock held by the Outside Investors (assuming, for purposes of this sentence, that all outstanding Series A Preferred Stock and all other outstanding Convertible Securities and Options have been fully converted into, or exercised for, Common Stock), rounded up to the nearest whole number. One member of the Board of Directors elected by the Outside Investors shall serve for a term of office equivalent to the term of office of the Corporation's Class I Directors. Any additional members of the Board of Directors elected by the Outside Investors shall each serve for a term of office to expire at the third succeeding annual meeting of stockholders after each such Director's election. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock held by all Outside Investors shall constitute a quorum of the Outside Investors for the election of the directors to be elected solely by the Outside Investors. A vacancy in any directorship elected by the Outside Investors shall be filled only by vote or written consent of the Outside Investors. In the event that the Outside Investors are entitled to elect members of the Board of Directors pursuant to this Subsection 3(c), the holders of Series A Preferred Stock shall not be entitled to vote with the holders of Common Stock with respect to the election of any other members of the Board of Directors.

4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $30.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be $15.00. Such initial Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Price.

         (c) MECHANICS OF CONVERSION.

                  (i) In order for a holder of Series A Preferred Stock to convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock


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to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such holder's attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, or to such holder's nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                  (ii) The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price.

                  (iii) Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared or accrued but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  (iv) All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

                  (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.


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         (d) ADJUSTMENTS TO SERIES A CONVERSION PRICE FOR DILUTING ISSUES:

                  (i) SPECIAL DEFINITIONS. For purposes of this Certificate of Designation, Preferences and Rights, the following definitions shall apply:

                           (A) "OPTION" shall mean rights, options or warrants
to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                           (B) "SERIES A ORIGINAL ISSUE DATE" shall mean the
date on which a share of Series A Preferred Stock was first issued.

                           (C) "CONVERTIBLE SECURITIES" shall mean any evidences
of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

                           (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean
all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than:

                                    (I) shares of Common Stock issued or
         issuable as a dividend or distribution on Series A Preferred Stock;

                                    (II) shares of Common Stock issued or
         issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below;

                                    (III) shares of Common Stock (or Options
         with respect thereto) (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock) issued or issuable to employees, officers or directors of, or consultants or advisors to, the Corporation pursuant to a plan or arrangement approved by the Board of Directors of the Corporation;

                                    (IV) shares of Common Stock issued or
         issuable upon conversion of the Series A Preferred Stock;

                                    (V) shares of Common Stock or Preferred
         Stock issuable upon exercise of any options, warrants or rights to purchase any securities of the Corporation outstanding as of the date of filing of this Certificate of Designation, Preferences and Rights and any securities issuable upon the conversion thereof;

                                    (VI) to financing institutions or lessors in
         connection with commercial credit arrangements, equipment financings or similar strategic transactions approved by the Board of Directors;

                                    (VII) in connection with bona fide
         acquisitions of businesses, products or technologies;


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                                    (VIII) in connection with strategic
         partnerships, joint ventures, licensing arrangements or similar transactions not involving financial investors, as approved by the Board of Directors; or

                                    (IX) any shares of Common Stock or Preferred
         Stock (or options, or warrants or rights to acquire same), issued or issuable hereafter that are (i) approved by a majority of the Board of Directors, and (ii) approved by the vote or written consent of the holders of at least 66 2/3% of the Series A Preferred Stock, voting or consenting as a separate class, as being excluded from the definition of "Additional Shares of Common Stock" under this subparagraph 4(d)(D).

                           (E) "MARKET PRICE" shall mean the closing price of
the Common Stock on the American Stock Exchange or, if the Common Stock is no longer listed on the American Stock Exchange, on any other national securities exchange or automated quotation system on which the Common Stock is then listed, as reported by the Wall Street Journal (absent manifest error). If the Common Stock is not listed on any national securities exchange or automated quotation system, then for purposes of this Section 4 the Market Price shall be determined by the Board of Directors in good faith, and for purposes of Sections 1 and 5 the Market Price shall be deemed to be zero.

                  (ii) NO ADJUSTMENT OF SERIES A CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made, by adjustment in the applicable Series A Conversion Price thereof, unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than 75% of the Market Price as of the date of issuance or deemed issuance thereof.

                  (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options (excluding Options covered by Subsection 4(d)(i)(D)(IV) above) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than 75% of the Market Price as of the date of issuance or deemed issuance thereof, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A) No further adjustment in the Series A Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;


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                           (B) If such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, then upon the exercise, conversion or exchange thereof, the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (C) Upon the expiration or termination of any such
unexercised Option, the Series A Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Series A Conversion Price;

                           (D) In the event of any change in the number of
shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price then in effect shall forthwith be readjusted to such Series A Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised, converted or exchanged prior to such change been made upon the basis of such change; and

                           (E) No readjustment pursuant to clause (B) or (D)
above shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (I) the Series A Conversion Price on the original adjustment date, or (II) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Series A Original Issue Date, amends the consideration payable to the Corporation pursuant to, or the number of shares of Common Stock issuable upon exercise, conversion or exchange of, any such Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Series A Original Issue Date or were issued after the Series A Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Series A Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                  (iv) ADJUSTMENT OF SERIES A CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii)), without consideration or for a consideration per share less than 75% of the Market Price as of the date of issuance or deemed issuance thereof, then and in such event, such Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series A Conversion Price by a fraction:

                                    (x) the numerator of which shall be (1) the
         number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares


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         of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at 75% of the Market Price as of the date of issuance or deemed issuance of such Additional Shares of Common Stock, and

                                    (y) the denominator of which shall be the
         number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued;

PROVIDED THAT, (A) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon conversion or exchange of Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (B) the number of shares of Common Stock deemed issuable upon conversion or exchange of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion or exchange price or conversion or exchange rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                  (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (A) CASH AND PROPERTY. Such consideration shall:

                                    (I) insofar as it consists of cash, be
         computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                                    (II) insofar as it consists of property
         other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                    (III) in the event Additional Shares of
         Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                           (B) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                    (x) the total amount, if any, received or
         receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or


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         in the case of Options for Convertible Securities, the exercise of such
         Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                    (y) the maximum number of shares of Common
         Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) MULTIPLE CLOSING DATES. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Series A Conversion Price shall be adjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

         (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series A Conversion Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

                  (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (y) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such


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adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event, or (ii) a dividend or other distribution of shares of Series A Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

         (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock; and PROVIDED FURTHER, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

         (h) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. Subject to the provisions of Subsection 2(c), if there shall occur any reorganization, recapitalization, consolidation or merger involving the Corporation in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by paragraphs (e), (f) or (g) of this Section 4), then, following any such reorganization, recapitalization, consolidation or merger, each share of Series A Preferred Stock shall be convertible into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

         (i) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

         (j) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this
Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

         (k) NOTICE OF RECORD DATE. In the event:

                  (i) the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for a purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Corporation, or

                  (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, then,

and in each such case, the Corporation will mail or cause to be mailed to the holders of the Series A Preferred Stock a notice specifying, as the case may be,
(A) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the record date or effective date for the event specified in such notice.

5.       MANDATORY CONVERSION.

         (a) On or after the Second Anniversary of the Series A Original Issue Date, the Corporation may provide a notice in accordance with Section 5(b) (the "Mandatory Conversion Notice") in the event that the average Market Price for any thirty (30) consecutive trading day period ending not more than ten (10) days prior to the date of such Mandatory Conversion Notice exceeds $20.00 per share. On the date of the Mandatory Conversion Notice (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock, and all provisions of this Certificate of Designation, Preferences and Rights, and all references to the Series A Preferred Stock, shall be deleted and shall be of no further force or effect.

         (b) The Corporation shall send the Mandatory Conversion Notice to all holders of record of shares of Series A Preferred Stock, which shall specify the Mandatory Conversion Date and the place designated for mandatory conversion of all shares of Series A Preferred Stock pursuant to this Section 5. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all outstanding shares of Series A Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by such holder's attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on such holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

         (c) All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. Such converted Series A Preferred Stock may not be reissued, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

6.       REDEMPTION.

         (a) At the written election of holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock made at any time on or after June 30, 2011 (the "Redemption Election"), the Corporation shall be required to redeem all, but not less than all, of the outstanding shares of Series A Preferred Stock upon the terms set forth in this Section 6. Such redemption shall occur on a date specified in the Redemption Election (the "Redemption Date"), which shall be not less than ninety days after the date of the Redemption Election. Except as provided in Section 6(d), the Corporation shall redeem all of the outstanding shares of Series A Preferred Stock held by each holder on the Redemption Date. On the Redemption Date, the holders shall surrender the certificate or certificates for the shares to be redeemed duly endorsed for transfer or with duly executed stock transfer powers sufficient to permit transfer attached, at the offices of the Corporation or of any transfer agent for the Series A Preferred Stock. The redemption price per share of Series A Preferred Stock shall be equal to $30.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) plus accrued interest calculated at a simple rate of interest equal to 5% per year from the Series A Original Issue Date, plus any dividends declared but unpaid on the Series A Preferred Stock.

         (b) Notice of redemption shall be sent by first class mail, postage prepaid, to each holder of record of the Series A Preferred Stock, not less than thirty days nor more than sixty days prior to the Redemption Date, at the address of such holder as it appears on the books of the Corporation. Such notice shall set forth the Redemption Date and the place of redemption. The Corporation shall be obligated to redeem the Series A Preferred Stock on the date set forth in the notice; provided, however, that any holder of Series A Preferred Stock who is not party to a Redemption Election may convert any or all of the shares owned by such holder into Common Stock in accordance with Section 4 at any time prior to the Redemption Date. The Corporation, if advised before the close of business on the Redemption Date by written notice from any holder of record of Series A Preferred Stock to be redeemed, shall credit against the number of shares of Series A Preferred Stock required to be redeemed from such holder, and shall not redeem, the number of shares of Series A Preferred Stock which had been converted by such holder on or before such date.

         (c) If, on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the pro rata benefit of the holders of the Series A Preferred Stock, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after the Redemption Date, and all rights of holders of such shares shall forthwith, after the Redemption Date, cease and terminate with respect to such shares, excepting only the right to receive the redemption funds therefor to which they are entitled. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Series A Preferred Stock which shall have been called for redemption shall not, within six years after the Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for the such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares or otherwise shall be returned to the Corporation forthwith.

         (d) If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series A Preferred Stock, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

7. WAIVER. Any of the rights of the holders of Series A Preferred Stock set forth herein may be waived by the affirmative vote or written consent of the holders of at least 66 2/3% of the shares of Series A Preferred Stock then outstanding.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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         IN WITNESS WHEREOF, Inverness Medical Innovations, Inc. has caused this
Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock to be executed on its behalf this 20th day of December, 2001.

                                 INVERNESS MEDICAL
                                    INNOVATIONS, INC.



                                 By:  /s/ Duane L. James
                                    -------------------------------------------
                                      Name:  Duane L. James
                                      Title: Treasurer